UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 9, 2004
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and
Servicing Agreement, dated as of January 1, 2004, relating to the Morgan
Stanley ABS Capital I Inc. Trust 2004-NC1 Mortgage Pass-Through Certificates, Series 2004-NC1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-104046-08                 13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                   10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Item 5 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on February 13, 2004, is hereby amended and restated in its entirety. Attached as Exhibit 4 is the revised Pooling and Servicing Agreement for Morgan Stanley ABS Capital I Inc. Trust 2004-NC1 Mortgage Pass-Through Certificates, Series 2004-NC1 (the "Certificates"). On January 29, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of the Certificates, issued in thirteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 29, 2004 of $693,795,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and The Williams Capital Group, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 23, 2004 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2004, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 10, 2004                     MORGAN STANLEY ABS CAPITAL I INC.




                                         By:   /s/ Valerie H. Kay
                                            ----------------------------------
                                            Name:  Valerie H. Kay
                                            Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                 Description                                    Page
-----------                 -----------                                    ----

4                           Pooling and Servicing Agreement, dated as      6
                            of January 1, 2004, by and among the
                            Company, as depositor, HomEq Servicing
                            Corporation, as servicer, NC Capital
                            Corporation, as responsible party, and
                            Deutsche Bank National Trust Company, as trustee.